© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Second Quarter 2021 Financial Summary July 28, 2021

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Second Quarter 2021 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions (and our outlook for our business in light of these conditions, which is uncertain); changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets and corporate debt; risks related to investments in MSR; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act; and the timing and ultimate completion of the sale of our commercial real estate business. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Updates to Financial Disclosures Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution” (“EAD”). Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles (“GAAP”), is replacing the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods is being relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and will serve as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. Earnings Available for Distribution should not be considered a substitute for, or superior to, GAAP net income. Please refer to the "Non-GAAP Financial Measures" section for a detailed discussion of Earnings Available for Distribution. Beginning with the quarter ended June 30, 2021, the Company began classifying certain portfolio activity- or volume-related expenses (including but not limited to brokerage and commission fees, due diligence costs and securitization expenses) as Other income (loss) rather than Other general and administrative expenses in the Consolidated Statements of Comprehensive Income (Loss) to better reflect the nature of the items and the Company’s approach to expense management. As such, prior periods have been conformed to the current presentation. Divestiture of Commercial Real Estate Business On March 25, 2021, the Company announced the sale of substantially all of the assets that comprise its commercial real estate business to Slate Asset Management for $2.33 billion, which is expected to be completed by the third quarter of 2021. The Company also intends to sell nearly all of the remaining assets that are not included in the sale to Slate. On July 22, 2021, the platform and the significant majority of the assets were transferred with remaining assets expected to be transferred by the end of the third quarter of 2021. As of March 31, 2021, the Company met the conditions for held-for sale accounting which requires that assets be carried at the lower of amortized cost or fair value less costs to sell. Assets and liabilities associated with the commercial real estate business are reported separately in the Company’s Consolidated Statement of Financial Condition as Assets and Liabilities of Disposal Group Held for Sale, respectively. The Company’s Consolidated Statement of Comprehensive Income (Loss) reflects a reversal of previously recognized loan loss provisions as well as business divestiture-related gains (losses), which include valuation allowances on commercial real estate assets, impairment of goodwill and estimated transaction costs. Revenues and expenses associated with the commercial real estate business will be reflected in the Company’s results of operations and key financial metrics through closing. 2 Important Notices (continued)

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		6/30/2021	3/31/2021
Income Statement	GAAP net income (loss) per average common share [1]	($0.23)	$1.23
	Earnings available for distribution per average common share *[1]	$0.30	$0.29
	Annualized GAAP return (loss) on average equity	(8.51%)	49.87%
	Annualized EAD return on average equity*	13.05%	12.53%
Balance Sheet	Book value per common share	$8.37	$8.95
	GAAP Leverage at period-end [2]	4.7x	4.6x
	Economic leverage at period-end *[2]	5.8x	6.1x
	GAAP capital ratio at period-end [3]	16.6%	16.5%
	Economic capital ratio at period-end *[3]	14.3%	13.7%
Portfolio	Securities	$69,032,335	$71,849,437
	Loans, net	3,563,008	2,603,343
	Mortgage servicing rights [4]	202,616	113,080
	Interests in MSR [5]	49,035	—
	Assets transferred or pledged to securitization vehicles	4,073,156	3,768,922
	Assets of disposal group held for sale **	3,302,001	4,400,723
	Total residential and commercial investments	$80,222,151	$82,735,505
GAAP Key Statistics	Net interest margin [6]	1.66%	3.39%
	Average yield on interest earning assets [7]	1.97%	3.76%
	Average GAAP cost of interest bearing liabilities [8]	0.35%	0.42%
	Net interest spread	1.62%	3.34%
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *[6]	2.09%	1.91%
	Average yield on interest earning assets (excluding PAA) *[7]	2.76%	2.71%
	Average economic cost of interest bearing liabilities *[8]	0.83%	0.87%
	Net interest spread (excluding PAA) *	1.93%	1.84%
Efficiency	Operating expenses to earnings available for distribution *[9]	11.86%	10.90%
	Annualized operating expenses as a % of average total assets [9]	0.26%	0.22%
	Annualized operating expenses as a % of average total equity [9]	1.55%	1.36%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

3

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Portfolio-Related Data	Agency mortgage-backed securities	$66,468,519	$69,637,229	$74,067,059	$74,915,167	$76,761,800
	Residential credit risk transfer securities	827,328	930,983	532,403	411,538	362,901
	Non-agency mortgage-backed securities	1,582,323	1,277,104	972,192	717,602	619,840
	Commercial mortgage-backed securities	154,165	4,121	80,742	54,678	61,202
	Total securities	$69,032,335	$71,849,437	$75,652,396	$76,098,985	$77,805,743
	Residential mortgage loans	$1,029,929	$528,868	$345,810	$152,959	$1,168,521
	Commercial real estate debt and preferred equity	—	—	498,081	573,504	618,886
	Corporate debt	2,066,709	2,074,475	2,239,930	2,061,878	2,185,264
	Corporate debt, held for sale	466,370	—	—	—	—
	Total loans, net	$3,563,008	$2,603,343	$3,083,821	$2,788,341	$3,972,671
	Mortgage servicing rights	$202,616	$113,080	$100,895	$207,985	$227,400
	Interests in MSR	$49,035	$—	$—	$—	$—
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$605,163	$598,118	$620,347	$623,650	$1,832,708
	Residential mortgage loans transferred or pledged to securitization vehicles	3,467,993	3,170,804	3,249,251	3,588,679	2,832,502
	Commercial real estate debt investments transferred or pledged to securitization vehicles	—	—	2,166,073	2,174,118	2,150,623
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	—	—	874,349	882,955	874,618
	Assets transferred or pledged to securitization vehicles	$4,073,156	$3,768,922	$6,910,020	$7,269,402	$7,690,451
	Real estate, net	$—	$—	$656,314	$790,597	$746,067
	Assets of disposal group held for sale **	$3,302,001	$4,400,723	$—	$—	$—
	Total investment portfolio	$80,222,151	$82,735,505	$86,403,446	$87,155,310	$90,442,332
	Total assets	$82,376,305	$85,369,589	$88,455,103	$89,192,411	$93,458,653
	Average TBA contract and CMBX balances	$18,761,062	$21,865,969	$20,744,672	$20,429,935	$18,628,343
Residential Securities Portfolio Statistics	Weighted average experienced CPR for the period	26.4%	23.9%	24.7%	22.9%	19.5%
	Weighted average projected long-term CPR at period-end	12.9%	11.8%	16.4%	17.1%	18.0%
	Net premium and discount balance in Residential Securities	$3,914,762	$4,027,581	$3,883,229	$3,702,466	$3,679,639
	Net premium and discount balance as % of stockholders' equity	28.75%	28.65%	27.72%	26.11%	26.68%

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

4

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Financing Data	Repurchase agreements	$60,221,067	$61,202,477	$64,825,239	$64,633,447	$67,163,598
	Other secured financing	909,655	922,605	917,876	861,373	1,538,996
	Debt issued by securitization vehicles	3,315,087	3,044,725	5,652,982	6,027,576	6,458,130
	Participations issued	315,810	180,527	39,198	—	—
	Mortgages payable	—	—	426,256	507,934	508,565
	Total debt	$64,761,619	$65,350,334	$71,861,551	$72,030,330	$75,669,289
	Liabilities of disposal group held for sale **	$2,362,690	$3,319,414	$—	$—	$—
	Total liabilities	$68,737,129	$71,301,994	$74,433,307	$74,997,739	$79,661,050
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,982,026	$1,982,026
	Common equity(1)	12,080,546	12,519,238	12,471,747	12,200,180	11,811,440
	Total Annaly stockholders' equity	13,617,115	14,055,807	14,008,316	14,182,206	13,793,466
	Non-controlling interests	22,061	11,788	13,480	12,466	4,137
	Total equity	$13,639,176	$14,067,595	$14,021,796	$14,194,672	$13,797,603
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	88	88	64	72	74
	Weighted average rate on repurchase agreements, for the quarter(2)(3)	0.18%	0.26%	0.35%	0.44%	0.79%
	Weighted average rate on repurchase agreements, at period-end(3)	0.16%	0.20%	0.32%	0.42%	0.49%
	GAAP leverage at period-end	4.7x	4.6x	5.1x	5.1x	5.5x
	Economic leverage at period-end *	5.8x	6.1x	6.2x	6.2x	6.4.x
	GAAP capital ratio at period-end	16.6%	16.5%	15.9%	15.9%	14.8%
	Economic capital ratio at period-end *	14.3%	13.7%	13.6%	13.6%	13.0%
	Book value per common share	$8.37	$8.95	$8.92	$8.70	$8.39
	Total common shares outstanding	1,444,156	1,398,503	1,398,241	1,402,928	1,407,662
	Hedge ratio(4)	75%	75%	61%	48%	40%
	Weighted average pay rate on interest rate swaps, at period-end	0.81%	0.80%	0.92%	0.91%	1.01%
	Weighted average receive rate on interest rate swaps, at period-end	0.34%	0.34%	0.37%	0.48%	0.75%
	Weighted average net rate on interest rate swaps, at period-end	0.47%	0.46%	0.55%	0.43%	0.26%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Summary Income Statement	Total interest income	$383,906	$763,378	$527,344	$562,443	$584,812
	Total interest expense	61,047	75,973	94,481	115,126	186,032
	Net interest income	$322,859	$687,405	$432,863	$447,317	$398,780
	Total economic interest expense *(1)	$144,134	$155,720	$161,288	$177,655	$250,593
	Economic net interest income *	$239,772	$607,658	$366,056	$384,788	$334,219
	Total interest income (excluding PAA) *	$537,513	$548,808	$566,445	$596,322	$636,554
	Economic net interest income (excluding PAA) *	$393,379	$393,088	$405,157	$418,667	$385,961
	GAAP net income (loss)	($294,848)	$1,751,134	$878,635	$1,015,548	$856,234
	GAAP net income (loss) available (related) to common stockholders (2)	($322,525)	$1,723,930	$841,707	$980,165	$820,693
	GAAP net income (loss) per average common share (2)	($0.23)	$1.23	$0.60	$0.70	$0.58
	Earnings available for distribution *	$451,358	$439,519	$459,046	$482,323	$424,580
	Earnings available for distribution attributable to common stockholders *(2)	$424,475	$412,636	$423,537	$446,814	$389,071
	Earnings available for distribution per average common share *(2)	$0.30	$0.29	$0.30	$0.32	$0.27
	PAA cost (benefit)	$153,607	($214,570)	$39,101	$33,879	$51,742

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Key GAAP Earnings Metrics	Dividends declared per common share	$0.22	$0.22	$0.22	$0.22	$0.22
	Total common and preferred dividends declared (1)	$345,417	$335,229	$343,666	$344,684	$345,481
	Annualized GAAP return (loss) on average equity	(8.51%)	49.87%	24.91%	29.02%	25.84%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	(1.81%)	10.84%	4.88%	5.69%	4.70%
	Net interest margin	1.66%	3.39%	2.14%	2.15%	1.89%
	Average yield on interest earning assets	1.97%	3.76%	2.61%	2.70%	2.77%
	Average GAAP cost of interest bearing liabilities	0.35%	0.42%	0.51%	0.60%	0.96%
	Net interest spread	1.62%	3.34%	2.10%	2.10%	1.81%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	13.05%	12.53%	13.03%	13.79%	12.82%
	Annualized EAD return on average equity per unit of economic leverage *	2.25%	2.05%	2.10%	2.22%	2.00%
	Net interest margin (excluding PAA) *	2.09%	1.91%	1.98%	2.05%	1.88%
	Average yield on interest earning assets (excluding PAA) *	2.76%	2.71%	2.80%	2.86%	3.01%
	Average economic cost of interest bearing liabilities *	0.83%	0.87%	0.87%	0.93%	1.29%
	Net interest spread (excluding PAA) *	1.93%	1.84%	1.93%	1.93%	1.72%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

7

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 8 Components of Economic Net Interest Income *   For the quarters ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Interest income:   Residential Securities $275,278 $644,634 $411,394 $439,502 $457,684   Residential mortgage loans 38,963 37,109 37,323 42,508 42,871   Commercial investment portfolio 69,663 81,601 78,555 80,324 84,208   Reverse repurchase agreements 2 34 72 109 49 Total interest income $383,906 $763,378 $527,344 $562,443 $584,812 Economic interest expense:   Repurchase agreements $29,140 $42,585 $58,849 $75,386 $136,962   Net interest component of interest rate swaps 83,087 79,747 66,807 62,529 64,561   Debt issued by securitization vehicles 23,216 26,276 29,235 32,491 38,757   Participations issued 1,739 597 78 — —   Other 6,952 6,515 6,319 7,249 10,313 Total economic interest expense * $144,134 $155,720 $161,288 $177,655 $250,593 Economic net interest income * $239,772 $607,658 $366,056 $384,788 $334,219   PAA cost (benefit) 153,607 (214,570) 39,101 33,879 51,742 Economic net interest income (excluding PAA) * $393,379 $393,088 $405,157 $418,667 $385,961

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
GAAP net income (loss)	($294,848)	$1,751,134	$878,635	$1,015,548	$856,234
Net income (loss) attributable to noncontrolling interests	794	321	1,419	(126)	32
Net income (loss) attributable to Annaly	(295,642)	1,750,813	877,216	1,015,674	856,202
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	—	—	(2,092)	427	1,521,732
Unrealized (gains) losses on interest rate swaps	141,067	(772,262)	(258,236)	(170,327)	(1,494,628)
Net (gains) losses on disposal of investments and other	(16,223)	65,786	(9,363)	(198,888)	(246,679)
Net (gains) losses on other derivatives and financial instruments	357,808	(476,868)	(209,647)	(169,316)	(170,916)
Net unrealized (gains) losses on instruments measured at fair value through earnings	(3,984)	(104,191)	(51,109)	(121,255)	(254,772)
Loss loss provision [1]	1,078	(144,870)	469	(21,818)	72,544
Business divestiture-related (gains) losses **	(1,527)	249,563	—	—	—
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles [2]	5,635	7,324	11,097	11,363	8,714
Non-EAD (income) loss allocated to equity method investments [3]	3,141	(9,680)	28	(1,151)	4,218
Transaction expenses and non-recurring items [4]	1,150	695	172	2,801	1,075
Income tax effect of non-EAD income (loss) items	7,147	4,334	(10,984)	13,890	3,353
TBA dollar roll income and CMBX coupon income [5]	111,592	98,933	99,027	114,092	97,524
MSR amortization [6]	(13,491)	(15,488)	(26,633)	(27,048)	(25,529)
Plus:					
Premium amortization adjustment cost (benefit)	153,607	(214,570)	39,101	33,879	51,742
Earnings available for distribution *	451,358	439,519	459,046	482,323	424,580
Dividends on preferred stock	26,883	26,883	35,509	35,509	35,509
Earnings available for distribution attributable to common stockholders *	$424,475	$412,636	$423,537	$446,814	$389,071

Represents a non-GAAP financial measure. Earnings Available for Distribution, or EAD, was previously labeled as Core Earnings (excluding PAA).
*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

9

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Book Value Rollforward Net Interest Margin Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Book value per common share, beginning of period $8.95 $8.92 $8.70 $8.39 $7.50   Net income (loss) available (related) to common stockholders (0.23) 1.23 0.60 0.70 0.58   Other comprehensive income (loss) attributable to common stockholders (0.15) (0.98) (0.16) (0.18) 0.51   Common dividends declared (0.22) (0.22) (0.22) (0.22) (0.22)   Issuance / buyback of common stock / redemption of preferred stock 0.02 — — 0.01 0.02 Book value per common share, end of period $8.37 $8.95 $8.92 $8.70 $8.39 Prior quarter net interest margin 3.39% 2.14% 2.15% 1.89% 0.18% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.08%) (0.09%) (0.10%) (0.17%) 0.03%   Net amortization of premiums (1.71%) 1.24% 0.01% 0.10% 0.83%   GAAP interest expense 0.06% 0.10% 0.08% 0.33% 0.85% Current quarter net interest margin 1.66% 3.39% 2.14% 2.15% 1.89% Prior quarter net interest spread 3.34% 2.10% 2.10% 1.81% 0.05% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.08%) (0.09%) (0.10%) (0.17%) 0.03%   Net amortization of premiums (1.71%) 1.24% 0.01% 0.10% 0.83%   GAAP interest expense 0.07% 0.09% 0.09% 0.36% 0.90% Current quarter net interest spread 1.62% 3.34% 2.10% 2.10% 1.81% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.91%	1.98%	2.05%	1.88%	1.18%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	0.00%	(0.09%)	(0.11%)	(0.20%)	(0.39%)
	Net amortization of premiums (excluding PAA)	0.09%	(0.00%)	0.04%	0.03%	0.18%
	TBA dollar roll income and CMBX coupon income	0.08%	(0.01%)	(0.05%)	0.06%	0.24%
	Interest expense and net interest component of interest rate swaps	0.01%	0.03%	0.05%	0.28%	0.67%
	Current quarter net interest margin (excluding PAA) *	2.09%	1.91%	1.98%	2.05%	1.88%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.84%	1.93%	1.93%	1.72%	1.00%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.08%)	(0.09%)	(0.10%)	(0.17%)	0.03%
	Net amortization of premiums (excluding PAA)	0.13%	(0.01%)	0.04%	0.02%	0.07%
	Interest expense and net interest component of interest rate swaps	0.04%	0.01%	0.06%	0.36%	0.62%
	Current quarter net interest spread (excluding PAA) *	1.93%	1.84%	1.93%	1.93%	1.72%

** Represents a non-GAAP financial measure.*

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	49.87%	24.91%	29.02%	25.84%	(102.17%)
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.01%)	(0.35%)	(1.42%)	(2.71%)	(7.00%)
	Net amortization of premiums and accretion of discounts	(9.64%)	7.14%	0.30%	1.14%	9.08%
	Interest expense and net interest component of interest rate swaps	0.27%	0.14%	0.50%	2.49%	6.96%
	Realized gains (losses) on termination or maturity of interest rate swaps	0.00%	(0.06%)	0.07%	45.92%	(34.77%)
	Unrealized gains (losses) on interest rate swaps	(26.07%)	14.67%	2.46%	(40.24%)	124.48%
	Realized and unrealized gains (losses) on investments and other derivatives	(24.42%)	7.02%	(6.33%)	(6.31%)	29.20%
	Business divestiture-related (losses) gains **	7.15%	(7.11%)	0.00%	0.00%	0.00%
	Loan loss provision	(3.99%)	4.02%	(0.67%)	2.70%	0.71%
	Other[1]	(0.67%)	(0.51%)	0.98%	0.19%	(0.65%)
	Current quarter annualized GAAP return (loss) on average equity	(8.51%)	49.87%	24.91%	29.02%	25.84%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	12.53%	13.03%	13.79%	12.82%	9.27%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.01%)	(0.35%)	(1.42%)	(2.71%)	(7.00%)
	Net amortization of premiums (excluding PAA)	0.90%	(0.08%)	0.45%	0.54%	2.48%
	Interest expense and net interest component of interest rate swaps	0.27%	0.14%	0.50%	2.49%	6.96%
	TBA dollar roll income and CMBX coupon income	0.41%	0.01%	(0.45%)	0.32%	1.68%
	Other[2]	(0.05%)	(0.22%)	0.16%	0.33%	(0.57%)
	Current quarter EAD return on annualized average equity *	13.05%	12.53%	13.03%	13.79%	12.82%

** Represents a non-GAAP financial measure.*
*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

12

Residential & Other Investments Overview as of June 30, 2021

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$3,739,927	6.1%	2.66%	102.2%	106.3%	10.1%	$3,975,874
20 years	2,088,339	3.4%	3.13%	103.6%	106.4%	27.6%	2,222,410
>=30 years [2]	55,248,901	90.5%	3.53%	105.6%	108.4%	26.8%	59,910,835
Total/Weighted Avg.	$61,077,167	100.0%	3.46%	105.4%	108.2%	26.1%	$66,109,119

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$750,000	4.3%	1.50%	$759,844			$759,141
30-year	16,564,000	95.7%	2.29%	16,902,199			16,932,009
Total/Weighted Avg.	$17,314,000	100.0%	2.25%	$17,662,043			$17,691,150

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$338,998	81.4%	2.29%	100.7%	105.7%	29.8%	$358,357
25 - 40 months	25,115	6.0%	2.50%	98.5%	104.0%	37.2%	26,115
41 - 60 months	52,483	12.6%	2.97%	101.1%	104.2%	39.0%	54,692
Total/Weighted Avg.	$416,596	100.0%	2.39%	100.6%	105.4%	31.5%	$439,164

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [4]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$939,302	20.6%	3.29%	15.9%	9.6%	25.3%	$90,371
Inverse interest-only	1,459,318	32.0%	6.02%	25.4%	18.7%	31.2%	272,321
Multifamily interest-only	$2,161,252	47.4%	1.04%	7.5%	7.5%	—%	$162,707
Total/Weighted Avg.	$4,559,872	100.0%	3.10%	15.0%	11.5%	29.0%	$525,399

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
13

Residential & Other Investments Overview as of June 30, 2021 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	CRR	Estimated Fair Value
MSR held directly	$9,448,986	0.27%	2.8%	119.7%	9.0%	7.5%	$113,070
MSR of consolidated VIE	$11,295,255	0.25%	3.8%	79.3%	9.0%	20.2%	$89,546
Interests in MSR	$4,722,355	0.25%	3.0%	100.3%	10.0%	9.0%	$49,035
Total/Weighted Avg.	$25,466,596	0.26%	3.3%	98.2%	9.2%	13.4%	$251,651

Residential Credit Portfolio

Sector	Current Face / Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$824,024	11.9%	3.24%	99.4%	100.4%		$827,328
Alt-A	78,793	1.0%	3.09%	78.5%	83.6%		65,851
Prime	191,516	2.8%	4.15%	94.8%	101.3%		194,073
Prime interest-only	97,065	0.1%	0.48%	1.4%	0.5%		524
Subprime	189,138	2.6%	2.04%	91.2%	96.5%		182,596
NPL/RPL	1,056,963	15.4%	3.34%	99.9%	100.7%		1,064,084
Prime jumbo	74,981	1.1%	3.44%	93.7%	99.1%		74,302
Prime jumbo interest-only	175,420	—%	0.37%	3.1%	0.5%		893
Residential mortgage loans	4,310,977	65.1%	4.55%	101.5%	104.3%		4,497,922
Total/Weighted Avg.	$6,998,877	100.0%	4.10%				$6,907,573

Other Credit Products

Type	Net Notional		Range of Ratings	Net Weighted Avg Coupon			Implied Market Value
CMBX [2]	$445,000		AAA to A	1.1%			$449,196
Type	**Current Face / Notional Value**		**Weighted Avg. Coupon**	**Weighted Avg. Amortized Cost**	**Weighted Avg. Fair Value**		**Estimated Fair Value**
Multifamily CRT	$4,000		3.84%	97.3%	104.0%		$4,160
CLO	$150,000		1.28%	100.0%	100.0%		$150,005

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

14

Residential Credit Investments Detail as of June 30, 2021 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$789,895	$—	$789,895	3.21%	2.26%	4.94%	46.94%
Private Label Credit Risk Transfer	37,433	—	37,433	3.93%	0.58%	2.73%	5.68%
Alt-A	65,851	16,852	48,999	3.09%	8.95%	16.90%	24.97%
Prime	194,073	66,128	127,945	4.15%	9.04%	6.16%	37.67%
Prime Interest-only	524	524	—	0.48%	—%	3.65%	64.95%
Subprime	182,596	110,264	72,332	2.04%	19.74%	13.24%	12.72%
Re-Performing Loan Securitizations	707,958	305,775	402,183	3.82%	25.69%	24.14%	10.82%
Non-Performing Loan Securitizations	356,126	330,875	25,251	2.38%	27.80%	43.70%	5.40%
Prime Jumbo	74,302	—	74,302	3.44%	4.39%	2.75%	57.08%
Prime Jumbo Interest-only	893	893	—	0.37%	—%	6.54%	55.85%
Total (2)	$2,409,651	$831,311	$1,578,340	3.26%	14.99%	17.25%	27.78%

Product	Bond Coupon				Estimated Fair Value
	ARM	Fixed	Floater	Interest Only	
Agency Credit Risk Transfer	$—	$51	$789,793	$51	$789,895
Private Label Credit Risk Transfer	—	—	37,433	—	37,433
Alt-A	7,043	46,545	12,263	—	65,851
Prime	35,635	153,507	4,931	—	194,073
Prime Interest-only	—	—	—	524	524
Subprime	7,377	77,896	97,124	199	182,596
Re-Performing Loan Securitizations	—	707,958	—	—	707,958
Non-Performing Loan Securitizations	—	356,126	—	—	356,126
Prime Jumbo	—	74,302	—	—	74,302
Prime Jumbo Interest-only	—	—	—	893	893
Total	$50,055	$1,416,385	$941,544	$1,667	$2,409,651

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

15

Middle Market Lending Overview as of June 30, 2021

Unaudited, dollars in thousands

Industry Dispersion	
Industry	Total [1]
Computer Programming, Data Processing & Other Computer Related Services	$457,776
Management and Public Relations Services	291,404
Industrial Inorganic Chemicals	156,642
Public Warehousing and Storage	121,314
Metal Cans & Shipping Containers	116,098
Surgical, Medical, and Dental Instruments and Supplies	81,821
Electronic Components & Accessories	78,365
Engineering, Architectural, and Surveying	75,625
Offices and Clinics of Doctors of Medicine	73,532
Telephone Communications	58,100
Specialty Outpatient Facilities, Not Elsewhere Classified	56,304
Miscellaneous Health and Allied Services, not elsewhere classified	53,120
Miscellaneous Equipment Rental and Leasing	49,693
Research, Development and Testing Services	45,558
Insurance Agents, Brokers and Services	43,978
Electric Work	42,347
Petroleum and Petroleum Products	33,784
Medical and Dental Laboratories	30,609
Schools and Educational Services, not elsewhere classified	29,172
Metal Forgings and Stampings	27,340
Legal Services	26,382
Grocery Stores	22,130
Coating, Engraving and Allied Services	19,535
Chemicals & Allied Products	14,720
Drugs	12,409
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	12,277
Machinery, Equipment, and Supplies	11,708
Sanitary Services	10,763
Offices and Clinics of Other Health Practitioners	10,092
Miscellaneous Business Services	4,111
Total [2]	$2,066,709

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$194,183	9.4%
$20 - $40 million	268,234	13.0%
$40 - $60 million	606,368	29.3%
Greater than $60 million	997,924	48.3%
Total [2]	$2,066,709	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$—	—%
One to three years	236,478	11.4%
Three to five years	863,059	41.8%
Greater than five years	967,172	46.8%
Total [2]	$2,066,709	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,395,995	67.5%
Second lien loans [3]	670,714	32.5%
Total [2]	$2,066,709	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

16

Hedging and Liabilities as of June 30, 2021

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity		Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity(3)
0 to 3 years	$	31,164,200	0.24 %	0.09 %	1.55
> 3 to 6 years		3,100,000	0.13 %	0.08 %	3.88
> 6 to 10 years		5,730,500	1.25 %	0.61 %	8.18
Greater than 10 years		1,984,000	2.68 %	0.28 %	17.50
Total / Weighted Avg.	$	41,978,700	0.81 %	0.34 %	3.38

Interest Rate Swaptions

Type		Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$	4,550,000	1.35 %	3M LIBOR	10.14	2.80
Long Receive	$	1,500,000	1.51 %	3M LIBOR	11.40	16.93

Futures Positions

Type		Long Contracts		Short Contracts		Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 5 year	$	—	$	(2,884,000)	$	(2,884,000)	4.42
U.S. Treasury Futures - 10 year & Greater	$	—	$	(10,227,500)	$	(10,227,500)	7.47
Total / Weighted Avg.	$	—	$	(13,111,500)	$	(13,111,500)	6.80

Repurchase Agreements and Other Secured Financing

Maturity		Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$	26,416,448	0.12 %
30 to 59 days		6,437,669	0.27 %
60 to 89 days		4,639,954	0.16 %
90 to 119 days		5,873,992	0.16 %
Over 120 days(4)		17,762,659	0.28 %
Total / Weighted Avg.	$	61,130,722	0.19 %

Total Indebtedness

			Weighted Average Rate		
		Principal Balance	At Period End	For the Quarter	Days to Maturity(5)
Repurchase agreements (6)	$	60,221,067	0.16 %	0.17 %	88
Other secured financing		909,655	2.13 %	2.92 %	1,645
Debt issued by securitization vehicles (6)		3,239,390	2.29 %	2.20 %	11,599
Participations issued		302,865	3.43 %	2.22 %	11,257
Total indebtedness	$	64,672,977			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of June 30, 2021 and March 31, 2021
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of June 30, 2021		As of March 31, 2021	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]
(75)	(0.2%)	(1.1%)	—%	0.2%
(50)	—%	(0.2%)	0.1%	0.8%
(25)	0.1%	0.3%	0.2%	1.1%
25	(0.1%)	(0.6%)	(0.2%)	(1.3%)
50	(0.4%)	(2.2%)	(0.6%)	(3.5%)
75	(0.8%)	(4.5%)	(1.1%)	(6.5%)

MBS Spread Sensitivity [1]

	As of June 30, 2021		As of March 31, 2021	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.6%	9.2%	1.8%	10.5%
(15)	1.0%	5.5%	1.1%	6.3%
(5)	0.3%	1.8%	0.4%	2.1%
5	(0.3%)	(1.8%)	(0.4%)	(2.1%)
15	(0.9%)	(5.5%)	(1.1%)	(6.2%)
25	(1.6%)	(9.0%)	(1.8%)	(10.2%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
18

Appendix

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 20 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings available for distribution, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, is provided on page 9 of this financial summary. Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution." Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles, will replace the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods will be relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and will serve as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Economic leverage ratio reconciliation					
Repurchase agreements	$60,221,067	$61,202,477	$64,825,239	$64,633,447	$67,163,598
Other secured financing	909,655	922,605	917,876	861,373	1,538,996
Debt issued by securitization vehicles	3,315,087	3,044,725	5,652,982	6,027,576	6,458,130
Participations issued	315,810	180,527	39,198	—	—
Mortgages payable	—	—	426,256	507,934	508,565
Debt included in liabilities of disposal group held for sale	2,306,633	3,260,788	—	—	—
Total GAAP debt	$67,068,252	$68,611,122	$71,861,551	$72,030,330	$75,669,289
Less:					
Credit facilities [(1)]	($909,655)	($922,605)	($887,455)	($828,530)	($895,793)
Debt issued by securitization vehicles	(3,315,087)	(3,044,725)	(5,652,982)	(6,027,576)	(6,458,130)
Participations issued	(315,810)	(180,527)	(39,198)	—	—
Mortgages payable	—	—	(426,256)	(507,934)	(508,565)
Non-recourse debt included in liabilities of disposal group held for sale	(2,035,982)	(2,968,620)	—	—	—
Total non-recourse debt	$60,491,718	$61,494,645	$64,855,660	$64,666,290	$67,806,801
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$18,107,549	$23,538,792	$20,780,913	$21,571,095	$19,525,825
Payable for unsettled trades	154,405	1,070,080	884,069	1,176,001	2,122,735
Receivable for unsettled trades	(14,336)	(144,918)	(15,912)	(54,200)	(747,082)
Economic debt *	$78,739,336	$85,958,599	$86,504,730	$87,359,186	$88,708,279
Total equity	$13,639,176	$14,067,595	$14,021,796	$14,194,672	$13,797,603
Economic leverage ratio *	5.8x	6.1x	6.2x	6.2x	6.4x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Economic capital ratio reconciliation					
Total assets	$82,376,305	$85,369,589	$88,455,103	$89,192,411	$93,458,653
Less:					
Gross unrealized gains on TBA derivatives (1)	(31,943)	(17,404)	(96,109)	(38,656)	(123,974)
Debt issued by securitization vehicles (2)	(4,925,196)	(5,587,281)	(5,652,982)	(6,027,576)	(6,458,130)
Plus:					
Implied market value of TBA derivatives	17,691,150	22,793,892	20,373,197	21,089,555	19,148,701
Total economic assets *	$95,110,316	$102,558,796	$103,079,209	$104,215,734	$106,025,250
Total equity	$13,639,176	$14,067,595	$14,021,796	$14,194,672	$13,797,603
Economic capital ratio *(3)	14.3%	13.7%	13.6%	13.6%	13.0%
Premium Amortization Reconciliation					
Premium amortization expense	$320,108	$(11,891)	$239,118	$248,718	$270,688
Less:					
PAA cost (benefit)	153,607	(214,570)	39,101	33,879	51,742
Premium amortization expense (excluding PAA)	$166,501	$202,679	$200,017	$214,839	$218,946
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$383,906	$763,378	$527,344	$562,443	$584,812
PAA cost (benefit)	153,607	(214,570)	39,101	33,879	51,742
Interest income (excluding PAA) *	$537,513	$548,808	$566,445	$596,322	$636,554
Economic Interest Expense Reconciliation					
GAAP interest expense	$61,047	$75,973	$94,481	$115,126	$186,032
Add:					
Net interest component of interest rate swaps	83,087	79,747	66,807	62,529	64,561
Economic interest expense *	$144,134	$155,720	$161,288	$177,655	$250,593
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$537,513	$548,808	$566,445	$596,322	$636,554
Less:					
Economic interest expense *	144,134	155,720	161,288	177,655	250,593
Economic net interest income (excluding PAA) *	$393,379	$393,088	$405,157	$418,667	$385,961

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

22

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Economic Metrics (excluding PAA)					
Average interest earning assets	$77,916,766	$81,121,340	$80,973,433	$83,286,119	$84,471,839
Interest income (excluding PAA) *	$537,513	$548,808	$566,445	$596,322	$636,554
Average yield on interest earning assets (excluding PAA) *	2.76%	2.71%	2.80%	2.86%	3.01%
Average interest bearing liabilities	$68,469,413	$72,002,031	$72,233,239	$74,901,128	$76,712,894
Economic interest expense *	$144,134	$155,720	$161,288	$177,655	$250,593
Average economic cost of interest bearing liabilities *	0.83%	0.87%	0.87%	0.93%	1.29%
Economic net interest income (excluding PAA)*	$393,379	$393,088	$405,157	$418,667	$385,961
Net interest spread (excluding PAA) *	1.93%	1.84%	1.93%	1.93%	1.72%
Interest income (excluding PAA) *	$537,513	$548,808	$566,445	$596,322	$636,554
TBA dollar roll income and CMBX coupon income	111,592	98,933	99,027	114,092	97,524
Interest expense	(61,047)	(75,973)	(94,481)	(115,126)	(186,032)
Net interest component of interest rate swaps	(83,087)	(79,747)	(66,807)	(62,529)	(64,561)
Subtotal	$504,971	$492,021	$504,184	$532,759	$483,485
Average interest earning assets	$77,916,766	$81,121,340	$80,973,433	$83,286,119	$84,471,839
Average TBA contract and CMBX balances	18,761,062	21,865,969	20,744,672	20,429,935	18,628,343
Subtotal	$96,677,828	$102,987,309	$101,718,105	$103,716,054	$103,100,182
Net interest margin (excluding PAA) *	2.09%	1.91%	1.98%	2.05%	1.88%

* Represents a non-GAAP financial measure.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

23

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 24 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non- recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives are net of debt issued by securitization vehicles. (4) Excludes $123.8 million and $19.2 million of unsettled commitments as of June 30, 2021 and March 31, 2021, respectively. (5) Excludes $45.1 million and $54.4 million related to a limited partnership interest in an MSR fund included in Other assets in the Company’s Consolidated Statements of Financial Condition as of June 30, 2021 and March 31, 2021, respectively, and excludes $36.6 million of unsettled commitments as of March 31, 2021. (6) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (7) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (8) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. (9) The quarters ended June 30, 2021 and March  31, 2021 include costs incurred in connection with securitizations of residential whole loans. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. Page 5 (continued) (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 0.18%, 0.26%, 0.35%, 0.44% and 0.79% for the quarters ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) Includes a $0.6 million loss provision and reversal of loan loss provision of $5.3 million and $1.0 million on the Company’s unfunded loan commitments for the quarters ended June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and a $0.2 million and $3.8 million loss provision on the Company’s unfunded loan commitments for the quarters ended September 30, 2020 and June 30, 2020, respectively, which is reported in Other income (loss) in the Company’s Consolidated Statement of Comprehensive Income (Loss). (2) Amount includes depreciation and amortization expense related to equity method investments. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). (4) The quarters ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 include costs incurred in connection with securitizations of residential whole loans. The quarter ended June 30, 2020 includes costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. (5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.4 million, $1.5 million $1.5 million, $1.5 million and $1.6 million for the quarters ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively. (6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 25 Endnotes (continued) Page 12 (1) Includes other income (loss), general and administrative expenses and income taxes. (2) Includes other income (loss) (excluding non-EAD items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.3 billion ($0.6 billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $136.4 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Weighted by estimated fair value. (2) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives. Page 15 (1) Excludes residential mortgage loans. (2) Total investment characteristics exclude interest-only securities. Page 16 (1) All Middle Market Lending positions are floating rate. (2) Excludes assets classified as held for sale. (3) Includes mezzanine loans. Page 17 (1) Current notional is presented net of receiver swaps. (2) As of June 30, 2021, 13%, 59% and 28% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. (6) Excludes amounts included in Liabilities in a disposal group held for sale in the Company’s Consolidated Statements of Financial Condition. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 21 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 22 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.